COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


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                             PRELIMINARY TERM SHEET
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                                    GMAC RFC

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                          $1,900,000,000 (APPROXIMATE)
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                           RASC SERIES 2002-KS1 TRUST
           HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
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                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
--------------------------------------------------------------------------------

The following is a preliminary Term Sheet. All terms and statements are subject to change.



                         Residential Funding Securities
                                 a GMAC Company

                                 AS UNDERWRITER


                                 JANUARY 8, 2002

EXPECTED TIMING:         Pricing Date:            On or about January [10], 2002
                         Settlement Date:         On or about January [30], 2002
                         First Payment Date:      February 25, 2002

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________




STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
________________________________________________________________________________
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                                   TERM SHEET

                                 JANUARY 8, 2002

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                           RASC SERIES 2002-KS1 TRUST


                                 $1,900,000,000
                                  (APPROXIMATE)

                               SUBJECT TO REVISION



------------ --------------- ------------------ ------- ------------- ---------------- --------------------
                             EXPECTED RATINGS               BOND                        FINAL SCHEDULED
CLASS           AMOUNT ($)    (S&P /MOODY'S)    WAL1        TYPE          COUPON          DISTRIBUTION
-----          -----------    -------------     ----        ----          ------          ------------

                                                                                              DATE5

------------ --------------- ------------------ ------- ------------- ---------------- --------------------

 A-I-1                            AAA/Aaa        0.97       SEQ        1M Libor + [ ]2        2/20
              400,000,000
 A-I-2                            AAA/Aaa        2.10       SEQ           Fixed2              8/22
               73,000,000
 A-I-3                            AAA/Aaa        3.00       SEQ           Fixed2              2/27
              188,000,000
 A-I-4                            AAA/Aaa        5.00       SEQ           Fixed2             11/29
              165,000,000
 A-I-5                            AAA/Aaa        8.30       SEQ         Fixed2, 3             6/32
              119,000,000
 A-I-6                            AAA/Aaa        6.45       NAS           Fixed2              6/32
              105,000,000

 A-II-1                           AAA/Aaa        2.60   Conforming     1M Libor + [ ]3, 4     6/32
              425,000,000                               Pass-Through
 A-II-2                           AAA/Aaa        2.60   Pass-Through   1M Libor + [ ]3, 4     6/32
              425,000,000

------------ --------------- ------------------ ------- ------------- ---------------- --------------------


1 The Class A-I Certificates will be priced at 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter) while the Class A-II Certificates will be priced at 28% CPR. Assumes no losses and that 1-month LIBOR and 6-month LIBOR remain constant at 1.86% and 1.96%, respectively. Assumes 10% call for each loan group.

2    Preliminary, subject to the Group I Net WAC Cap.

3 If the 10% cleanup call with respect to the related loan group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class A-I-5 Certificates will increase by 50 bps per annum and the margin on each class of the Class A-II Certificates will increase to 2x its original margin on the next distribution date.

4    Subject to the Group II Net WAC Cap.

5 The Class A-I-5 and A-I-6, and the Class A-II Certificates represent the last scheduled maturity date plus 6 months for the Loan Group I loans and the Loan Group II loans, respectively.


________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                     COMPUTATIONAL MATERIALS FOR
                                                      RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

ISSUER: RASC Series 2002-KS1 Trust


TITLEOF OFFERED  CERTIFICATES:  RASC Series 2002-KS1 Trust, Home Equity Mortgage
     Asset-Backed  Pass-Through  Certificates,   Series  2002-KS1consisting  of:
     A-I-1, A-I-2, A-I-3, A-I-4, A-I-5, A-I-6 (the "Class A-I Certificates") A-II-1, A-II-2, (the "Class A-II Certificates")


UNDERWRITERS:  J.P.  Morgan  Securities  Inc.,  Bear,  Stearns & Co.  Inc.,

     Residential Funding Securities Corporation, Banc of America Securities LLC, Salomon Smith Barney, Inc., and Banc One Capital Markets, Inc.

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation.

MASTER SERVICER: Residential Funding Corporation will be Master Servicer on 100% of the loans.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding, with respect to approximately 86.17%% of the Loan Group I loans and 95.19% of the Loan Group II loans.

TRUSTEE: Bankers Trust Company

CERTIFICATE  INSURER:  Ambac  Assurance  Corporation  ("Ambac"),  rated  Aaa  by
     Moody's, AAA by Standard and Poor's and AAA by Fitch.

STATISTICAL CALCULATION DATE: January 1, 2002

CUT-OFF DATE: January 1, 2002


PRICING DATE: On or about January [10], 2002


CLOSING DATE: On or about January [30], 2002

DISTRIBUTION DATES: Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in February 2002.

FORM OF CERTIFICATES: The certificates will be available in book-entry form through DTC.

MINIMUM DENOMINATIONS: $25,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: It is expected that the offered certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT: The offered certificates will not constitute  "mortgage-related
     --- securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAXATION: REMIC election.

OPTIONAL  TERMINATION:   On  any  distribution   date  on  which  the  aggregate
     outstanding principal balance of the mortgage loans as of the related determination date in a loan group is less than 10% of their principal balance as of the cut-off date, the master servicer will have the option to purchase from the trust all remaining mortgage loans in that loan group causing an early retirement of the related certificates.


COMPENSATING  INTEREST:  For  either  loan  group the  Master  Servicer  will be required to cover prepayment interest shortfalls in full up to either (i) the lesser of (a) one twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                       4

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

MORTGAGE LOANS:  The mortgage  pool will consist of mortgage  loans that will be divided into Loan Group I which will consist solely of fixed-rate subprime home equity loans secured by first liens (96.13%) and second liens (3.87%) on mortgaged properties, and Loan Group II which will consist of adjustable-rate subprime home equity loans secured by 100% first liens on mortgaged properties. Loan Group II will be subdivided into two groups referred to as Loan Group A and Loan Group B. Loan Group A will consist of adjustable-rate mortgage loans that had a principal balance at origination of no more than $300,700 if a single family property (or $451,050 if the property is located in Hawaii or Alaska), $384,900 if a two-family property (or $577,350 if the property is located in Hawaii or Alaska), $465,200 if a three-family property (or $697,800 if the property is located in Hawaii or Alaska), or $578,150 if a four-family property (or $867,225 if the property is located in Hawaii or Alaska). Loan Group B will consist of adjustable-rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Loan Group A.

MONTHLY FEES: The Subservicer and Master Servicer will be paid monthly fees on the stated principal balance of the mortgage loans, which aggregate to a weighted average of approximately [48.8] basis points for Loan Group I and a weighted average of approximately [53.4] basis points for Loan Group II. On each distribution date the Certificate Insurer will be paid a monthly premium based on the certificate principal balance of the related Class A Certificates immediately prior to such distribution date.

CREDIT ENHANCEMENT: 1) Excess interest
                    2) Over-collateralization
                    3) Cross-collateralization
                    4) 100% AMBAC wrapped

EXCESS INTEREST: Excess interest cashflow may be used to protect the offered certificates against some realized losses by making an additional payment of principal up to the amount of the realized losses.

OVER-COLLATERALIZATION:   The  over-collateralization   ("O/C")  provisions  are
     intended to provide for the limited acceleration of the Class A Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related Class A Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the Class A Certificates faster than the principal amortization of the related loan group, an over-collateralization amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Class A Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied on the [seventh] distribution date ([August] 2002) for both loan groups. CROSS- COLLATERALIZATION: The trust provides for cross-collateralization through the application of excess cashflow generated by one loan group to fund shortfalls in available funds and to fund the required level of O/C in the other loan group to the extent not covered by the excess cashflow for the other loan group.

CERTIFICATE INSURANCE POLICY: The Certificate Insurer will issue two certificate guaranty insurance policies, one for each group of the Class A Certificates, as a means of providing additional credit enhancement to the Class A Certificates. Under each policy, the certificate insurer will pay an amount that will cover certain shortfalls in amounts available to pay the interest distribution amount for the Class A Certificates on any distribution date, the principal portion of any losses on the mortgage loans allocated to the Class A Certificates and any unpaid certificate principal balance of the Class A Certificates on the final distribution date. The policies will not provide coverage for certain interest shortfalls.
________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                             CLASS A-I CERTIFICATES


                                            CLASS        CLASS       CLASS       CLASS       CLASS      CLASS
                                            A-I-1        A-I-2       A-I-3       A-I-4       A-I-5      A-I-6

                                       --------------- ---------- ----------- ------------ ---------- ----------

 OFFER

 SIZE ($)                                 400,000,000    73,000,000 188,000,000  165,000,000 119,000,000 105,000,000

 EXPECTED RATINGS
 MOODY'S                                      Aaa          Aaa        Aaa         Aaa         Aaa          Aaa
 S&P                                          AAA          AAA        AAA         AAA         AAA          AAA
 COUPON                                  1M Libor + [ ]1   Fixed1     Fixed1      Fixed1     Fixed1,2     Fixed1



 WEIGHTED AVERAGE LIFE TO CALL (YRS) 3       0.97        2.10        3.00         5.00        8.30      6.45


 WEIGHTED AVERAGE LIFE TO MATURITY (YRS)     0.97        2.10        3.00         5.00       10.58      6.58
 3

 PAYMENT WINDOW TO CALL (MOS.) 3            1-23/23      23-28/6    28-46/19    46-80/35    80-103/24  37-103/67

 PAYMENT WINDOW TO MATURITY (MOS.) 3        1-23/23      23-28/6    28-46/19    46-80/35    80-217/138 37-212/176


 FINAL SCHEDULED DISTRIBUTION DATE 4, 5      2/20        8/22         2/27       11/29        6/32       6/32


(1)  Preliminary,  subject  to the Group I Net WAC Cap.

(2) If the 10% cleanup call for Loan Group I is not exercised on the first distribution date on which it is exercisable, the coupon on the Class A-I-5 Certificates will increase by 50 bps per annum on the next distribution date.

(3)  The Class A-1 Certificates will be priced at 23% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

(5) The Class A-I-5 and A-I-6 represent the last scheduled maturity date for the Loan Group I loans plus 6 months.





PREPAYMENT ASSUMPTION: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter)

GROUPI NET WAC  CAP:  The  pass-through  rate of each  class  of the  Class  A-1
     Certificates will be subject to a cap equal to the weighted average of the net mortgage rates (net of Monthly Fees) on the Loan Group I mortgage loans as of the due date immediately preceding the related due period. This rate cap is referred to as the Group I Net WAC Cap. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL: For the Class A-I-1 Certificates, interest will initially accrue from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date. For all Class A-I Certificates except the Class A-I-1 Certificates, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:  For Class A-I-1  Certificates,  0 days.  For all other Class A-I
     Certificates, 24 days.

INTEREST PAYMENT BASIS: For Class A-I-1 Certificates,  actual/360. For all other
     Class A-I Certificates, 30/360.

COUPON STEP UP: If the 10% clean-up call for the Class A-I Certificates is not exercised on the first distribution date on which it is exercisable, the pass-through rate on the Class A-I-5 Certificates will increase by 50 bps per annum on the next distribution date.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                             CLASS A-II CERTIFICATES


                                                CLASS             CLASS
                                               A-II-1            A-II-2
------------------------------------------ ---------------- ------------------
OFFER

SIZE ($)                                     425,000,000       425,000,000

EXPECTED RATINGS
MOODY'S                                          Aaa               Aaa
S&P                                              AAA               AAA
COUPON                                    1M Libor + [ ]1,2    1M Libor + [ ]1,2


WEIGHTED AVERAGE LIFE TO CALL (YRS) 3           2.60              2.60
WEIGHTED AVERAGE LIFE TO MATURITY (YRS) 3       2.83              2.83
PAYMENT WINDOW TO CALL (MOS.) 3                1-82/82           1-82/82
PAYMENT WINDOW TO MATURITY (MOS.) 3           1-186/186         1-186/186
LAST SCHEDULED DISTRIBUTION DATE 4,5            6/32              6/32


(1)  Subject  to the Group II Net WAC Cap.

(2) If the 10% cleanup call is not exercised on the first distribution date on which it is exercisable, the margin of the Class A-II Certificates will increase to 2x its original margin on the next distribution date.

(3)  The Class A-II Certificates will be priced at 28% CPR.

(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

(5) Represents the last scheduled maturity date for the Loan Group II loans plus 6 months.


PREPAYMENT ASSUMPTION: 28% CPR


GROUPII NET WAC CAP: The pass-through rates of the Class A-II Certificates with respect to each distribution date will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus the applicable margin and (ii) the weighted average of the net mortgage rates (net of Monthly Fees) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period. This rate cap is referred to as the Group II Net WAC Cap.


GROUPII BASIS RISK SHORTFALL: If on any distribution date the pass-through rate on the Class A-II Certificates is limited to the Group II Net WAC Cap, the resulting shortfall will carry forward with interest thereon, provided, however, that the amount of the shortfall will not exceed the excess of the Group II Maximum Lifetime Rate Cap over the Group II Net WAC Cap. The Group II Maximum Lifetime Rate Cap will equal the weighted average of the maximum mortgage rates (net of Monthly Fees) on the Loan Group II mortgage loans as of the due date immediately preceding the related due period. Such reimbursement will only come from interest on the mortgage loans and will be paid only on a subordinated basis. No such carryover will be paid once the Class A-II Certificate principal balances have been reduced to zero.


INTEREST ACCRUAL: Interest will initially accrue from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date.

PAYMENT DELAY: 0 days

INTEREST PAYMENT BASIS: Actual/360


COUPON STEP UP: If the 10% clean-up call for the Class A-II Certificates is not exercised on the first distribution date on which it is exercisable, the margin on the Class A-II Certificates will increase to 2x the Class A-II original margins on the next distribution date.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                            PRIORITY OF DISTRIBUTIONS


1.   Repayment of any unrecoverable,  unreimbursed  Servicer advances.

2.   Master Servicing fees, Subservicing fees, and Certificate Insurer fees.

3.   On each  distribution  date, the holders of the Class A-I  Certificates and
     Class  A-II   Certificates   will  be  entitled  to  receive  the  interest
     distribution amount for the related loan groups.

4. On each distribution date available principal funds for each loan group will be distributed to the holders of the offered certificates related to that loan group as described under "Principal Paydown."

5. Excess cashflow for each loan group to pay to the holders of the related offered certificates the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month.

6. Excess cashflow for each loan group to pay to the holders of the other offered certificates the principal portion of realized losses incurred on the mortgage loans in the other loan group for the preceding calendar month to the extent not covered by the excess cashflow for the other loan group.

7. Excess cashflow for each loan group to pay to the Certificate Insurer the aggregate of any payments made with respect to the related Class A Certificates by the Certificate Insurer under the related certificate insurance policy.

8. Excess cashflow for each loan group to pay to the Certificate Insurer the aggregate of any payments made with respect to the Class A Certificates of the other loan group by the Certificate Insurer under the related certificate insurance policy, to the extent not covered by the excess cashflow for the other loan group.

9. Excess cashflow for each loan group, to build and maintain O/C to the required level for each respective loan group, beginning on the [seventh] distribution date ([August] 2002).

10. Excess cashflow for each loan group to fund the required level of O/C for the other loan group to the extent not covered by the excess cashflow for the other loan group.

11. Excess cashflow for each loan group to pay to the holders of the related Class A Certificates the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by eligible master servicing compensation on that distribution date.

12. Excess cashflow for each loan group to pay to the holders of the other Class A Certificates the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by eligible master servicing compensation and excess cashflow for the other loan group on that distribution date.

13. Excess cashflow for each loan group to pay to the holders of the related Class A Certificates any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon.

14. Excess cashflow for each loan group to pay to the holders of the other Class A Certificates any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon, to the extent not covered by excess cashflow for the other loan group.

15. Excess cashflow for each loan group, (a) in the case of Loan Group II, to pay to the Loan Group II basis risk reserve fund for distribution to the holders of the Class A-II Certificates the amount of any Loan Group II basis risk shortfalls for the current distribution date and any Loan Group II basis risk shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon and (b) in the case of Loan Group I, to pay to the Loan Group II basis risk reserve fund for distribution to holders of the Class A-II Certificates the amount of any Loan Group II basis risk shortfalls the current distribution date and any Loan Group II basis risk shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon, to the extent not covered by excess cashflow for Loan Group II.

16.  Any remaining amount is paid to the holder of the non-offered certificates.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



PRINCIPAL PAYDOWN:  Holders of each of the Class A-I Certificates and Class A-II
     Certificates will be entitled to receive on each distribution date, a distribution in respect of principal, generally equal to the amount of scheduled and unscheduled principal received on the mortgage loans in the related loan group. This amount will be distributed as follows:


     Loan Group I Certificates

          1. To the Class A-I-6 Certificates, in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, until the principal balance of the Class A-I-6 Certificate is reduced to zero

               ClassA-I-6 Lockout Distribution Amount For any distribution date, the product of (a) the Class A-I-6 Lockout Distribution Percentage for that distribution date, (b) a fraction, the numerator of which is the outstanding principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A-I Certificates (in each case immediately prior to such distribution date) and (c) the Loan Group I Class A principal distribution amount for such distribution date.

               ClassA-I-6  Lockout  Distribution   Percentage  February  2002  -
                    January 2005 0% February 2005 - January 2007 45% February 2007 - January 2008 80% February 2008 - January 2009 100%
                    February 2009 - Thereafter 300%

          2. All remaining Loan Group I principal distribution amount will be paid sequentially to the Class A-I Certificates, in numerical order until the principal balance of each such certificates is reduced to zero.


     Loan Group II Certificates

          1. The Loan Group A Principal Distribution Amount to the Class A-II-1 Certificates until the certificate principal balances thereof have been reduced to zero.


          2. The Loan Group B Principal Distribution Amount to the Class A-II-2 Certificates until the certificate principal balances thereof have been reduced to zero.


LOAN GROUP A PRINCIPAL DISTRIBUTION AMOUNT: On any distribution date, a fraction, the numerator of which is the amount of scheduled and unscheduled principal received or advanced with respect to the Loan Group A mortgage loans and distributable on such distribution date, and the denominator of which is the amount of scheduled and unscheduled principal received or advanced from the Loan Group II mortgage loans and distributable on such distribution date, multiplied by (a) scheduled and unscheduled principal received from or advanced in respect of the Loan Group II mortgage loans and (b) excess spread to the extent distributable as principal to build O/C to the required level.

LOAN GROUP B PRINCIPAL DISTRIBUTION AMOUNT: On any distribution date, a fraction, the numerator of which is the amount of scheduled and unscheduled principal received or advanced with respect to the Loan Group B mortgage loans and distributable on such distribution date, and the denominator of which is the amount of scheduled and unscheduled principal received or advanced from the Loan Group II mortgage loans and distributable on such distribution date, multiplied by (a) scheduled and unscheduled principal received from or advanced in respect of the Loan Group II mortgage loans and (b) excess spread to the extent distributable as principal to build O/C to the required level.

PROSPECTUS:  The  certificates  will be offered  pursuant to a Prospectus  which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the offered certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered certificates may not be consummated unless the purchaser has received the Prospectus.
________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

RASC SERIES 2002-KS1 - LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

Aggregate Outstanding Principal Balance                           $1,050,013,111
Number of Mortgage Loans                                                  12,717

First Liens                                                               96.13%
Junior Liens                                                               3.87%


                                          MINIMUM       MAXIMUM       AVERAGE(1)
Original Principal Balance                 $9,600      $500,000       $82,756

                                          MINIMUM       MAXIMUM       WEIGHTED
                                                                      AVERAGE(2)
Original Term to Maturity (mos)                24           360              313
Remaining Term to Stated Maturity (mos)         9           360              310
Loan Age (mos)                                  0            27                3

Mortgage Rate                              6.000%       15.990%          9.7189%

Original Loan-to-Value Ratio(3)                                           79.81%

Credit Score (4)                                                             608


      LOAN PURPOSE                                          PERCENT OF LOANS
      Purchase                                                    23.33%
      Rate/Term Refinance                                          7.59%
      Equity Refinance                                            69.08%

      OCCUPANCY TYPES

      Primary Residence                                           88.84%
      Second/Vacation                                              0.85%
      Non Owner-occupied                                          10.31%

      DOCUMENTATION

      Full Documentation                                          80.08%
      Reduced Documentation                                       19.92%

      PROPERTY TYPES

      Single-family detached                                      84.16%
      Planned Unit Developments (detached)                         5.52%
      Two- to four-family units                                    5.31%
      Condo Low-Rise (less than 5 stories)                         1.67%
      Condo Mid-Rise (5 to 8 stories)                              0.12%
      Condo High-Rise (9 stories or more)                          0.09%
      Manufactured Home                                            1.17%
      Townhouse                                                    1.14%
      Planned Unit Developments (attached)                         0.82%
      Leasehold                                                    0.00% *


      PRODUCT TYPE

      Balloon Loan                                                14.96%
      Fully Amortizing                                            85.04%


                                                               *Less than 0.005%

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Calculated using the combined loan-to-value ratios for junior lien loans.
(4) Weighting only for loans with scores.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

             LOAN GROUP I ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


ORIGINAL MORTGAGE LOAN           NUMBER OF                                  PERCENT OF
BALANCE ($)                   MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

1 to 50,000                       4,299             $137,710,413             13.12 %
50,001 to 100,000                 4,980              355,128,730             33.82
100,001 to 150,000                1,943              236,242,693             22.50
150,001 to 200,000                  815              139,729,169             13.31
200,001 to 250,000                  352               78,449,846              7.47
250,001 to 300,000                  186               51,195,513              4.88
300,001 to 350,000                   67               21,609,383              2.06
350,001 to 400,000                   52               19,392,819              1.85
400,001 to 450,000                   11                4,722,308              0.45
450,001 to 500,000                   12                5,832,237              0.56
                                     --                ---------              ----
TOTAL:                           12,717          $1,050,013,111             100.00 %
                                 ======          ===============            ======

Average is $82,756

              LOAN GROUP I MORTGAGE RATES

                                 NUMBER OF                                  PERCENT OF
MORTGAGE RATES (%)            MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

6.000 to 6.499                        8                 $927,305             0.09 %
6.500 to 6.999                       15                2,289,720             0.22
7.000 to 7.499                       53                8,520,421             0.81
7.500 to 7.999                      338               44,975,413             4.28
8.000 to 8.499                      488               62,244,300             5.93
8.500 to 8.999                    1,640              180,360,538            17.18
9.000 to 9.499                    1,567              154,979,023            14.76
9.500 to 9.999                    2,584              235,072,137            22.39
10.000 to 10.499                  1,496              119,823,273            11.41
10.500 to 10.999                  1,540              111,861,293            10.65
11.000 to 11.499                    779               49,548,683             4.72
11.500 to 11.999                    690               38,471,283             3.66
12.000 to 12.499                    242                9,996,380             0.95
12.500 to 12.999                    512               15,569,006             1.48
13.000 to 13.499                     73                2,155,324             0.21
13.500 to 13.999                    598               11,084,422             1.06
14.000 to 14.499                     29                  686,103             0.07
14.500 to 14.999                     60                1,321,728             0.13
15.000 to 15.499                      3                   71,141             0.01
15.500 to 15.999                      2                   55,618             0.01
                                      -                   ------             ----
TOTAL:                           12,717          $1,050,013,111            100.00 %
                                 ======          ===============           ======

Weighted Average is: 9.7189%
Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 9.0712%

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                   LOAN GROUP I ORIGINAL LOAN-TO-VALUE RATIOS

                                    NUMBER OF                                  PERCENT OF
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS


0.01 to 50.00                             629             $34,170,857             3.25 %
50.01 to 55.00                            204              14,008,894             1.33
55.01 to 60.00                            343              27,005,672             2.57
60.01 to 65.00                            471              36,143,752             3.44
65.01 to 70.00                            848              69,789,644             6.65
70.01 to 75.00                          1,246             104,660,346             9.97
75.01 to 80.00                          2,873             279,867,450            26.65
80.01 to 85.00                          2,050             198,433,537            18.90
85.01 to 90.00                          2,185             206,201,224            19.64
90.01 to 95.00                            763              54,563,639             5.20
95.01 to 100.00                         1,105              25,168,096             2.40
                                        -----              ----------             ----
TOTAL:                                 12,717         $1,050,013,111            100.00 %
                                       ======         ===============           ======

Weighted Average is: 79.81%


                      LOAN GROUP I PREPAYMENT PENALTY TERMS

                                     NUMBER OF                                  PERCENT OF
PREPAYMENT PENALTY TERM            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

None                                    4,125            $298,707,824            28.45 %
12 Months                                 809              96,156,795             9.16
24 Months                                 326              32,919,248             3.14
36 Months                               4,701             396,062,573            37.72
48 Months                                  29               2,498,105             0.24
60 Months                               2,668             218,819,313            20.84
Other (1)                                  59               4,849,253             0.46
                                           --               ---------             ----
TOTAL:                                 12,717         $1,050,013,111            100.00 %
                                       ======         ===============           ======

(1) Not more than 60 Months.


                           LOAN GROUP I CREDIT GRADES

                                      NUMBER OF                                  PERCENT OF
CREDIT GRADE                       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

A4                                      4,040            $389,255,930            37.07 %
AX                                      3,877             300,397,921            28.61
AM                                      2,288             181,878,317            17.32
B                                       1,744             128,070,163            12.20
C                                         528              35,595,110             3.39
CM                                        240              14,815,671             1.41
                                          ---              ----------             ----
TOTAL:                                 12,717         $1,050,013,111            100.00 %
                                       ======         ===============           ======

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                     LOAN GROUP I CREDIT SCORE DISTRIBUTION

                           NUMBER OF                                  PERCENT OF
 CREDIT SCORE RANGE      MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

 499 or Less                     154              $11,326,647             1.08 %
 500 to 519                      288               18,998,103             1.81
 520 to 539                      649               45,357,750             4.32
 540 to 559                    1,208               89,183,770             8.49
 560 to 579                    1,666              127,801,500            12.17
 580 to 599                    1,837              146,783,924            13.98
 600 to 619                    2,270              195,522,418            18.62
 620 to 639                    1,738              155,142,013            14.78
 640 to 659                    1,269              113,252,648            10.79
 660 to 679                      752               70,113,850             6.68
 680 to 699                      383               36,510,721             3.48
 700 to 719                      205               17,666,729             1.68
 720 to 739                      108                9,593,344             0.91
 740 to 759                       76                6,245,424             0.59
 760 or Greater                   53                3,789,027             0.36
                                  --                ---------             ----
 SUBTOTAL WITH CREDIT        12,656           $1,047,287,869            99.74  %
                             -------          --------------- -         ------
 SCORES:
 Not Available (1)                61                2,725,242             0.26
                                  --                ---------             ----
 TOTAL:                       12,717          $1,050,013,111            100.00 %
                              ======          ===============           ======

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor. Weighted Average is: 608


          LOAN GROUP I GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                          NUMBER OF                                  PERCENT OF
STATE                  MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

Florida                       1,275             $108,521,270            10.34 %
California                      528               91,791,563             8.74
Texas                         1,219               87,639,167             8.35
Georgia                         715               62,900,255             5.99
Ohio                            779               55,000,370             5.24
Michigan                        699               49,510,007             4.72
Tennessee                       617               40,106,597             3.82
Illinois                        439               39,618,004             3.77
Alabama                         579               37,341,380             3.56
New York                        302               35,519,634             3.38
Indiana                         514               33,600,822             3.20
Other (1)                     5,051              408,464,043            38.90
                              -----              -----------            -----
TOTAL:                       12,717          $1,050,013,111            100.00 %
                             ======          ===============           ======

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
     concentrations individually. No more than 0.2% will be secured by mortgaged properties  located in any one zip code area in California and no more than
     0.2% will be secured by  mortgaged  properties  located in any one zip code area outside of California.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

                              RASC SERIES 2002-KS1
          LOAN GROUP IIA MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT


Aggregate Outstanding Principal Balance                             $425,000,129
Number of Mortgage Loans                                                   3,592

First Liens                                                              100.00%
Junior Liens                                                               0.00%


                                                   MINIMUM      MAXIMUM      AVERAGE(1)

Original Principal Balance                         $15,390     $340,200        $118,424

                                                   MINIMUM      MAXIMUM       WEIGHTED
                                                                             AVERAGE(2)
Original Term to Maturity (mos)                        180          360             360
Remaining Term to Stated Maturity (mos)                177          360             358
Loan Age (mos)                                           0           16               2

Mortgage Rate                                       6.000%      13.250%         8.9905%
Initial Interest Rate Cap                           1.000%       7.000%         2.7761%
Periodic Rate Cap                                   1.000%       3.000%         1.1369%
Note Margin                                         2.240%      12.250%         7.6032%
Maximum Mortgage Rate                              12.000%      19.375%        15.3605%
Minimum Mortgage Rate                               2.240%      13.250%         8.7741%

Months to Next Interest Rate Adjustment Date             4           47              26

Original Loan-to-Value Ratio                                                     82.37%

Credit Score (3)                                                                    604


LOAN PURPOSE                                  PERCENT OF
                                                LOANS
Purchase                                            37.38%
Rate/Term Refinance                                  6.54%
Equity Refinance                                    56.09%

OCCUPANCY TYPES
Primary Residence                                   92.72%
Second/Vacation                                      0.83%
Non Owner-occupied                                   6.45%

DOCUMENTATION
Full Documentation                                  81.85%
Reduced Documentation                               18.15%

PROPERTY TYPES
Single-family detached                              83.18%
Planned Unit Developments (detached)                 7.36%
Two- to four-family units                            4.77%
Condo Low-Rise (less than 5 stories)                 2.03%
Condo Mid-Rise (5 to 8 stories)                      0.10%
Condo High-Rise (9 stories or more)                  0.01%
Manufactured Home                                    0.41%
Townhouse                                            0.65%
Planned Unit Developments (attached)                 1.50%

INDEX TYPE
1 Year Treasury                                      0.16%
3 Year Treasury                                      0.02%
6 Month LIBOR                                       99.81%


Notes:
(1)  Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Weighting only for loans with scores.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


            LOAN GROUP IIA ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


ORIGINAL MORTGAGE LOAN        NUMBER OF                               PERCENT OF
BALANCE ($)                MORTGAGE LOANS       PRINCIPAL BALANCE       LOANS

1 to 50,000                      208               $8,229,010             1.94 %
50,001 to 100,000              1,448              110,297,106            25.95
100,001 to 150,000             1,079              132,598,748            31.20
150,001 to 200,000               468               79,602,043            18.73
200,001 to 250,000               249               55,712,007            13.11
250,001 to 300,000               136               37,272,889             8.77
300,001 to 350,000                 4                1,288,325             0.30
                                   -                --------- -           ----
TOTAL:                        3,592            $425,000,129            100.00  %
                              =====            ============= =        =======

Average is $118,424


                          LOAN GROUP IIA MORTGAGE RATES

                             NUMBER OF                                PERCENT OF
MORTGAGE RATES (%)        MORTGAGE LOANS       PRINCIPAL BALANCE        LOANS

6.000 to 6.499                     4                 $477,297             0.11 %
6.500 to 6.999                    27                4,040,778             0.95
7.000 to 7.499                    99               14,683,150             3.45
7.500 to 7.999                   384               57,975,517            13.64
8.000 to 8.499                   396               50,001,792            11.77
8.500 to 8.999                   814               93,689,226            22.04
9.000 to 9.499                   565               60,694,702            14.28
9.500 to 9.999                   788               83,718,973            19.70
10.000 to 10.499                 275               32,300,646             7.60
10.500 to 10.999                 172               20,271,698             4.77
11.000 to 11.499                  33                3,462,290             0.81
11.500 to 11.999                  29                3,052,957             0.72
12.000 to 12.499                   4                  470,800             0.11
12.500 to 12.999                   1                   94,377             0.02
13.000 to 13.499                   1                   65,927            0.02
                                   -                   ------ -          ----
TOTAL:                         3,592            $425,000,129           100.00  %
                               =====            ============= =        =======

Weighted Average is: 8.9905%
Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 8.2956%

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                  LOAN GROUP IIA ORIGINAL LOAN-TO-VALUE RATIOS


                                NUMBER OF                             PERCENT OF
ORIGINAL LOAN-TO-VALUE RATIO   MORTGAGE LOANS    PRINCIPAL BALANCE       LOANS
(%)

0.01 to 50.00                      54              $4,740,508             1.12 %
50.01 to 55.00                     34               3,998,978             0.94
55.01 to 60.00                     56               6,655,286             1.57
60.01 to 65.00                     81               9,585,547             2.26
65.01 to 70.00                    142              15,579,447             3.67
70.01 to 75.00                    275              31,266,794             7.36
75.01 to 80.00                  1,068             124,338,260            29.26
80.01 to 85.00                    733              87,022,868            20.48
85.01 to 90.00                    854             104,832,151            24.67
90.01 to 95.00                    295              36,980,290            8.70
                                  ---              ---------- -          ----
TOTAL:                          3,592           $425,000,129           100.00  %
                                =====           ============= =        =======

Weighted Average is: 82.37%


                     LOAN GROUP IIA PREPAYMENT PENALTY TERMS

                              NUMBER OF                               PERCENT OF
PREPAYMENT PENALTY TERM     MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

None                              500             $65,064,708            15.31 %
12 Months                         212              30,910,567             7.27
24 Months                       1,058             126,739,898            29.82
36 Months                       1,602             179,617,064            42.26
48 Months                           1                  81,900             0.02
60 Months                         192              20,082,371             4.73
Other (1)                          27               2,503,621            0.59
                                   --               --------- -          ----
TOTAL:                          3,592           $425,000,129           100.00  %
                                =====           ============= =        =======

(1) Not more than 60 Months.


                          LOAN GROUP IIA CREDIT GRADES


                               NUMBER OF                              PERCENT OF
CREDIT GRADE                MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

A4                              1,267            $153,318,013            36.07 %
AX                                943             111,966,265            26.34
AM                                713              85,745,659            20.18
B                                 478              53,622,412            12.62
C                                 144              15,648,205             3.68
CM                                 47               4,699,575            1.11
                                   --               --------- -          ----
TOTAL:                          3,592           $425,000,129           100.00  %
                                =====           ============= =        =======


________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                    LOAN GROUP IIA CREDIT SCORE DISTRIBUTION

                             NUMBER OF                                PERCENT OF
CREDIT SCORE RANGE         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

499 or Less                       34               $3,984,779             0.94 %
500 to 519                        66                8,568,340             2.02
520 to 539                       173               20,411,774             4.80
540 to 559                       323               35,676,711             8.39
560 to 579                       542               64,509,824            15.18
580 to 599                       537               62,966,526            14.82
600 to 619                       671               78,635,233            18.50
620 to 639                       533               62,993,123            14.82
640 to 659                       331               40,063,493             9.43
660 to 679                       172               22,068,819             5.19
680 to 699                        88               10,289,713             2.42
700 to 719                        41                5,306,684             1.25
720 to 739                        31                3,776,807             0.89
740 to 759                        20                2,504,146             0.59
760 or Greater                    19                2,171,556            0.51
                                  --                --------- -          ----
SUBTOTAL WITH CREDIT           3,581            $423,927,529            99.75  %
                               -----            ------------- -         ------
SCORES:
Not Available (1)                 11              $1,072,600             0.25
                                  --              ----------- -          ----
TOTAL:                         3,592            $425,000,129           100.00  %
                               =====            ============= =        =======

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor. Weighted Average is: 604


         LOAN GROUP IIA GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                              NUMBER OF                               PERCENT OF
STATE                      MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

California                       262              $47,174,682            11.10 %
Michigan                         348               36,090,191             8.49
Texas                            247               29,652,053             6.98
Illinois                         205               24,198,125             5.69
Florida                          210               23,275,974             5.48
Colorado                         121               20,310,345             4.78
Minnesota                        153               19,515,755             4.59
Georgia                          164               19,378,608             4.56
Ohio                             190               16,776,740             3.95
Wisconsin                        160               16,402,325             3.86
Other (1)                      1,532              172,225,329           40.52
                               -----              ----------- -         -----
TOTAL:                         3,592            $425,000,129           100.00  %
                               =====            ============= =        =======

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
     concentrations individually. No more than 0.3% will be secured by mortgaged properties  located in any one zip code area in California and no more than
     0.3% will be secured by  mortgaged  properties  located in any one zip code area outside of California.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________



                           LOAN GROUP IIA NOTE MARGINS

                           NUMBER OF                                  PERCENT OF
NOTE MARGINS (%)         MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

2.000 to 2.499                     1                  $84,996             0.02
                                                                               %
2.500 to 2.999                     1                  136,536             0.03
3.500 to 3.999                     1                   70,024             0.02
4.000 to 4.499                     4                  519,843             0.12
4.500 to 4.999                    31                3,625,687             0.85
5.000 to 5.499                    54                6,843,430             1.61
5.500 to 5.999                   133               15,234,244             3.58
6.000 to 6.499                   286               36,388,444             8.56
6.500 to 6.999                   463               58,027,356            13.65
7.000 to 7.499                   644               80,299,163            18.89
7.500 to 7.999                   599               72,294,672            17.01
8.000 to 8.499                   513               60,130,117            14.15
8.500 to 8.999                   393               43,657,426            10.27
9.000 to 9.499                   207               21,200,778             4.99
9.500 to 9.999                   145               13,948,479             3.28
10.000 to 10.499                  67                6,801,624             1.60
10.500 to 10.999                  31                3,588,343             0.84
11.000 to 11.499                  10                1,031,736             0.24
11.500 to 11.999                   8                  892,358             0.21
12.000 to 12.499                   1                  224,872             0.05
                                   -                  ------- -          ----
TOTAL:                         3,592            $425,000,129           100.00  %
                               =====            ============= =        =======

Weighted Average is: 7.6032%


                      LOAN GROUP IIA MAXIMUM MORTGAGE RATES

                                 NUMBER OF                            PERCENT OF
MAXIMUM MORTGAGE RATES (%)    MORTGAGE LOANS    PRINCIPAL BALANCE         LOANS

12.000 to 12.999                  21               $3,366,772             0.79
                                                                               %
13.000 to 13.999                 360               55,818,928            13.13
14.000 to 14.999                 958              115,831,598            27.25
15.000 to 15.999               1,225              133,948,220            31.52
16.000 to 16.999                 710               77,302,236            18.19
17.000 to 17.999                 276               34,162,573             8.04
18.000 to 18.999                  37                4,033,075             0.95
19.000 to 19.999                   5                  536,727            0.13
                                   -                  ------- -          ----
TOTAL:                         3,592            $425,000,129           100.00  %
                               =====            ============= =        =======

Weighted Average is: 15.3605%


________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                       18

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                      LOAN GROUP IIA MINIMUM MORTGAGE RATES


                                NUMBER OF                             PERCENT OF
MINIMUM MORTGAGE RATES (%)    MORTGAGE LOANS     PRINCIPAL BALANCE        LOANS

2.000 to 2.999                     2                 $221,531             0.05
                                                                               %
4.000 to 4.999                     1                  256,190             0.06
5.000 to 5.999                     8                1,166,188             0.27
6.000 to 6.999                   128               16,633,830             3.91
7.000 to 7.999                   692               92,156,481            21.68
8.000 to 8.999                 1,134              137,381,574            32.33
9.000 to 9.999                 1,141              120,975,707            28.46
10.000 to 10.999                 420               49,056,597            11.54
11.000 to 11.999                  61                6,588,070             1.55
12.000 to 12.999                   4                  498,034             0.12
13.000 to 13.999                   1                   65,927            0.02
                                   -                   ------ -          ----
TOTAL:                         3,592            $425,000,129           100.00  %
                               =====            ============= =        =======

Weighted Average is: 8.7741%


                  LOAN GROUP IIA NEXT INTEREST RATE ADJUSTMENT

                           NUMBER OF                                  PERCENT OF
NEXT INTEREST RATE       MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
ADJUSTMENT DATE

May 2002                          1                 $99,783             0.02 %
September 2002                    1                  98,932             0.02
May 2003                          4                 500,910             0.12
July 2003                         1                  50,849             0.01
August 2003                      10               1,184,023             0.28
September 2003                   45               5,845,782             1.38
October 2003                    288              33,507,629             7.88
November 2003                   948             110,852,239            26.08
December 2003                   962             114,731,629            27.00
January 2004                    132              16,770,965             3.95
April 2004                        1                  65,570             0.02
May 2004                          1                 237,680             0.06
July 2004                         1                 203,826             0.05
September 2004                   26               3,374,566             0.79
October 2004                     96              10,345,633             2.43
November 2004                   383              44,380,216            10.44
December 2004                   597              71,159,591            16.74
January 2005                     94              11,508,406             2.71
December 2005                     1                  81,900            0.02
                                  -                  ------ -          ----
TOTAL:                        3,592           $425,000,129           100.00  %
                              =====           ============= =        =======

Weighted average months to next rate adjustment date is: 26

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER
                                       19

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

                              RASC SERIES 2002-KS1
          LOAN GROUP IIB MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

Aggregate Outstanding Principal Balance                            $425,000,037
Number of Mortgage Loans                                                  3,615

First Liens                                                              100.00%
Junior Liens                                                               0.00%

                                                           MINIMUM      MAXIMUM         AVERAGE(1)
Original Principal Balance                                 $16,050     $625,000           $117,670

                                                           MINIMUM      MAXIMUM          WEIGHTED
                                                                                        AVERAGE(2)
Original Term to Maturity (mos)                                180          360                360
Remaining Term to Stated Maturity (mos)                        176          360                358
Loan Age (mos)                                                   0           22                  2

Mortgage Rate                                               6.483%      13.750%            9.0127%
Initial Interest Rate Cap                                   1.000%       7.000%            2.7831%
Periodic Rate Cap                                           1.000%       3.000%            1.1387%
Note Margin                                                 2.750%      12.900%            7.6318%
Maximum Mortgage Rate                                      12.500%      22.000%           15.3751%
Minimum Mortgage Rate                                       4.875%      13.750%            8.7977%

Months to Next Interest Rate Adjustment Date                     2           36                 26

Original Loan-to-Value Ratio                                                                82.13%

Credit Score (3)                                                                               606

LOAN PURPOSE                                             PERCENT OF
                                                            LOANS
Purchase                                                    40.07%
Rate/Term Refinance                                          7.17%
Equity Refinance                                            52.76%

OCCUPANCY TYPES
Primary Residence                                           92.75%
Second/Vacation                                              0.71%
Non Owner-occupied                                           6.54%

DOCUMENTATION
Full Documentation                                          83.46%
Reduced Documentation                                       16.54%

PROPERTY TYPES

Single-family detached                                      82.03%
Planned Unit Developments (detached)                        10.50%
Two- to four-family units                                    3.87%
Condo Low-Rise (less than 5 stories)                         1.58%
Condo Mid-Rise (5 to 8 stories)                              0.03%
Condo High-Rise (9 stories or more)                          0.04%
Manufactured Home                                            0.41%
Townhouse                                                    0.60%
Planned Unit Developments (attached)                         0.93%
Leasehold                                                    0.02%


INDEX TYPE
1 Year Treasury                                              0.11%
6 Month LIBOR                                               99.89%


Notes:

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Weighting only for loans with scores.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

            LOAN GROUP IIB ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

ORIGINAL MORTGAGE LOAN          NUMBER OF                             PERCENT OF
BALANCE ($)                   MORTGAGE LOANS      PRINCIPAL BALANCE       LOANS

1 to 50,000                      520              $20,329,328             4.78 %
50,001 to 100,000              1,369              100,411,319            23.63
100,001 to 150,000               901              109,825,706            25.84
150,001 to 200,000               416               71,357,388            16.79
200,001 to 250,000               135               29,810,929             7.01
250,001 to 300,000                70               19,205,262             4.52
300,001 to 350,000               106               34,551,795             8.13
350,001 to 400,000                71               26,789,615             6.30
400,001 to 450,000                 9                3,776,423             0.89
450,001 to 500,000                14                6,712,732             1.58
500,001 to 550,000                 2                1,042,040             0.25
550,001 to 600,000                 1                  562,500             0.13
Greater than 600,000               1                  625,000            0.15
                                   -                  ------- -          ----
TOTAL:                         3,615            $425,000,037           100.00  %
                               =====            ============= =        =======

Average is: $117,670

                          LOAN GROUP IIB MORTGAGE RATES

                                NUMBER OF                             PERCENT OF
MORTGAGE RATES (%)           MORTGAGE LOANS        PRINCIPAL BALANCE      LOANS

6.000 to 6.499                     2                 $287,100             0.07 %
6.500 to 6.999                    26                4,669,418             1.10
7.000 to 7.499                   121               23,496,954             5.53
7.500 to 7.999                   301               45,318,415            10.66
8.000 to 8.499                   393               54,863,149            12.91
8.500 to 8.999                   737               96,473,825            22.70
9.000 to 9.499                   460               52,054,875            12.25
9.500 to 9.999                   688               77,466,817            18.23
10.000 to 10.499                 397               34,744,365             8.18
10.500 to 10.999                 291               23,212,361             5.46
11.000 to 11.499                  79                5,344,451             1.26
11.500 to 11.999                  78                4,943,093             1.16
12.000 to 12.499                  16                  881,346             0.21
12.500 to 12.999                  15                  708,904             0.17
13.000 to 13.499                   7                  331,949             0.08
13.500 to 13.999                   4                  203,016            0.05
                                   -                  ------- -          ----
TOTAL:                         3,615            $425,000,037           100.00  %
                               =====            ============= =        =======

Weighted Average is: 9.0127%
Weighted Average Net Mortgage Rate (net of Monthly Fees) is: 8.3193%

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                  LOAN GROUP IIB ORIGINAL LOAN-TO-VALUE RATIOS

                                 NUMBER OF                            PERCENT OF
ORIGINAL LOAN-TO-VALUE RATIO   MORTGAGE LOANS     PRINCIPAL BALANCE       LOANS
(%)

0.01 to 50.00                      70              $5,340,159             1.26 %
50.01 to 55.00                     39               3,464,769             0.82
55.01 to 60.00                     79               7,146,699             1.68
60.01 to 65.00                    105               8,320,991             1.96
65.01 to 70.00                    193              17,779,365             4.18
70.01 to 75.00                    300              35,598,801             8.38
75.01 to 80.00                  1,034             125,975,424            29.64
80.01 to 85.00                    681              79,635,750            18.74
85.01 to 90.00                    847             107,415,112            25.27
90.01 to 95.00                    267              34,322,967            8.08
                                  ---              ---------- -          ----
TOTAL:                          3,615           $425,000,037           100.00  %
                                =====           ============= =        =======

Weighted Average is: 82.13%


                     LOAN GROUP IIB PREPAYMENT PENALTY TERMS

                               NUMBER OF                              PERCENT OF
PREPAYMENT PENALTY TERM     MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

None                              486             $71,341,285            16.79 %
12 Months                         230              33,981,711             8.00
24 Months                       1,013             122,979,897            28.94
36 Months                       1,655             177,314,629            41.72
48 Months                           1                 101,663             0.02
60 Months                         205              17,151,713             4.04
Other (1)                          25               2,129,140            0.50
                                   --               --------- -          ----
TOTAL:                          3,615           $425,000,037           100.00  %
                                =====           ============= =        =======

(1) Not more than 60 Months.

                          LOAN GROUP IIB CREDIT GRADES

                               NUMBER OF                              PERCENT OF
CREDIT GRADE                MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS

A4                              1,243            $158,518,405            37.30 %
AX                                928             116,978,976            27.52
AM                                684              80,246,352            18.88
B                                 505              49,661,542            11.69
C                                 146              12,566,387             2.96
CM                                109               7,028,375            1.65
                                  ---               --------- -          ----
TOTAL:                          3,615           $425,000,037           100.00  %
                                =====           ============= =        =======

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________

                    LOAN GROUP IIB CREDIT SCORE DISTRIBUTION

                                NUMBER OF                             PERCENT OF
CREDIT SCORE RANGE           MORTGAGE LOANS     PRINCIPAL BALANCE          LOANS

499 or Less                      39               $3,786,667             0.89 %
500 to 519                       73                7,372,601             1.73
520 to 539                      211               19,718,934             4.64
540 to 559                      351               36,388,883             8.56
560 to 579                      548               60,671,955            14.28
580 to 599                      531               63,333,432            14.90
600 to 619                      662               79,952,086            18.81
620 to 639                      458               60,504,713            14.24
640 to 659                      326               41,835,903             9.84
660 to 679                      171               22,754,763             5.35
680 to 699                      103               12,173,685             2.86
700 to 719                       56                6,168,924             1.45
720 to 739                       40                4,919,362             1.16
740 to 759                       17                2,464,349             0.58
760 or Greater                   16                2,363,459            0.56
                                 --                --------- -          ----
SUBTOTAL WITH CREDIT          3,599            $424,409,717            99.86  %
                              -----            ------------- -         ------
SCORES:
Not Available (1)                13                $590,320             0.14
                                 --                --------- -          ----
TOTAL:                        3,615            $425,000,037           100.00  %
                              =====            ============= =        =======

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor. Weighted Average is: 606

         LOAN GROUP IIB GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                              NUMBER OF                               PERCENT OF
STATE                      MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS

California                      227              $47,182,368            11.10 %
Texas                           278               36,352,603             8.55
Michigan                        322               31,002,831             7.29
Georgia                         172               23,044,680             5.42
Illinois                        189               21,852,114             5.14
Florida                         182               20,836,084             4.90
Ohio                            234               18,175,398             4.28
Colorado                        114               18,066,702             4.25
Minnesota                       130               16,833,031             3.96
Arizona                         108               13,618,376             3.20
Tennessee                       133               13,301,681             3.13
Wisconsin                       152               12,954,868             3.05
Other (1)                     1,374              151,779,301           35.71
                              -----              ----------- -         -----
TOTAL:                        3,615            $425,000,037           100.00  %
                              =====            ============= =        =======

(1)  Other  includes   states  and  the  District  of  Columbia  with  under  3%
     concentrations individually. No more than 0.3% will be secured by mortgaged properties  located in any one zip code area in California and no more than
     0.3% will be secured by  mortgaged  properties  located in any one zip code area outside of California.


________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                           LOAN GROUP IIB NOTE MARGINS


                             NUMBER OF                               PERCENT OF
NOTE MARGINS (%)           MORTGAGE LOANS      PRINCIPAL BALANCE        LOANS

2.500 to 2.999                     2                 $317,995             0.07 %
4.000 to 4.499                     5                  713,967             0.17
4.500 to 4.999                    27                3,008,924             0.71
5.000 to 5.499                    48                6,831,364             1.61
5.500 to 5.999                   125               18,857,255             4.44
6.000 to 6.499                   245               31,741,062             7.47
6.500 to 6.999                   422               57,903,332            13.62
7.000 to 7.499                   635               79,831,386            18.78
7.500 to 7.999                   608               78,337,467            18.43
8.000 to 8.499                   475               54,184,113            12.75
8.500 to 8.999                   374               39,089,189             9.20
9.000 to 9.499                   210               21,043,106             4.95
9.500 to 9.999                   196               17,455,070             4.11
10.000 to 10.499                 113                7,553,972             1.78
10.500 to 10.999                  74                5,088,611             1.20
11.000 to 11.499                  31                1,780,708             0.42
11.500 to 11.999                  13                  620,397             0.15
12.000 to 12.499                   6                  329,716             0.08
12.500 to 12.999                   6                  312,402            0.07
                                   -                  ------- -          ----
TOTAL:                         3,615            $425,000,037           100.00  %
                               =====            ============= =        =======

Weighted Average is: 7.6318%

                      LOAN GROUP IIB MAXIMUM MORTGAGE RATES

                              BER OF                                  PERCENT OF
                           MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS
MAXIMUM MORTGAGE RATES (%)


12.000 to 12.999                  15               $3,498,305             0.82 %
13.000 to 13.999                 342               56,908,966            13.39
14.000 to 14.999                 884              117,344,147            27.61
15.000 to 15.999               1,037              123,606,093            29.08
16.000 to 16.999                 818               80,225,784            18.88
17.000 to 17.999                 399               35,000,608             8.24
18.000 to 18.999                  98                7,175,366             1.69
19.000 to 19.999                  17                  898,527             0.21
20.000 to 20.999                   4                  207,423             0.05
22.000 to 22.999                   1                  134,818            0.03
                                   -                  ------- -          ----
TOTAL:                         3,615            $425,000,037           100.00  %
                               =====            ============= =        =======

Weighted Average is: 15.3751%

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                      LOAN GROUP IIB MINIMUM MORTGAGE RATES


                              NUMBER OF                               PERCENT OF
                           MORTGAGE LOANS       PRINCIPAL BALANCE          LOANS
MINIMUM MORTGAGE RATES (%)

4.000 to 4.999                      1                  $99,872             0.02
5.000 to 5.999                     11                2,026,842             0.48
6.000 to 6.999                    126               18,809,966             4.43
7.000 to 7.999                    592               89,166,441            20.98
8.000 to 8.999                  1,076              138,201,553            32.52
9.000 to 9.999                  1,005              111,265,410            26.18
10.000 to 10.999                  625               54,087,507            12.73
11.000 to 11.999                  143                9,495,563             2.23
12.000 to 12.999                   26                1,368,294             0.32
13.000 to 13.999                   10                  478,589             0.11
                                   --                  ------- -          ----
TOTAL:                         3,615            $425,000,037           100.00  %
                               =====            ============= =        =======

Weighted Average is: 8.7977%


                  LOAN GROUP IIB NEXT INTEREST RATE ADJUSTMENT

                               NUMBER OF                              PERCENT OF
                            MORTGAGE LOANS       PRINCIPAL BALANCE         LOANS
NEXT INTEREST RATE
ADJUSTMENT DATE

March 2002                          1                 $50,346             0.01 %
November 2002                       1                 107,875             0.03
April 2003                          1                 101,509             0.02
May 2003                            2                 155,570             0.04
June 2003                           2                 191,450             0.05
July 2003                           4                 660,735             0.16
August 2003                        11               1,342,964             0.32
September 2003                     41               4,858,256             1.14
October 2003                      284              31,229,492             7.35
November 2003                     940             107,956,455            25.40
December 2003                     960             115,627,581            27.21
January 2004                      123              18,326,428             4.31
May 2004                            1                 161,771             0.04
June 2004                           1                 109,728             0.03
July 2004                           2                 157,858             0.04
August 2004                        13               1,544,792             0.36
September 2004                     17               2,038,764             0.48
October 2004                      109              12,220,163             2.88
November 2004                     424              46,825,600            11.02
December 2004                     588              68,874,701            16.21
January 2005                       90              12,458,000            2.93
                                   --              ---------- -          ----
TOTAL:                          3,615           $425,000,037           100.00  %
                                =====           ============= =        =======

Weighted average months to next rate adjustment date is: 26

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


              LOAN GROUP I - ASSUMED MORTGAGE LOAN CHARACTERISTICS




                                                ORIGINAL
   CURRENT       MORTGAGE       SERVICING       TERM TO             REMAINING          REMAINING TERM
   BALANCE         RATE        FEE RATE *       MATURITY        AMORTIZATION TERM        TO MATURITY
     ($)            (%)            (%)        (IN MONTHS)          (IN MONTHS)           (IN MONTHS)

157,031,703.17    10.127          0.531           181                  356                   178
93,247,382.22     10.085          0.499           177                  174                   174
799,720,914.61     9.596          0.478           355                  352                   352



             LOAN GROUP IIA - ASSUMED MORTGAGE LOAN CHARACTERISTICS



                                     ORIGINAL     REMAINING     REMAINING
  CURRENT     MORTGAGE  SERVICING     TERM TO    AMORTIZATION      TERM
  BALANCE       RATE    FEE RATE *    MATURITY       TERM       TO MATURITY     INDEX
   ($)           (%)      (%)        (IN MONTHS)  (IN MONTHS)   (IN MONTHS)


283,642,654.88  9.056   0.540          360           358            358        6 Month LIBOR

141,357,345.12  8.860   0.525          360           359            359        6 Month LIBOR

                                                                  MONTHS
               INITIAL                                             TO
              PERIODIC   PERIODIC     LIFETIME     LIFETIME      INITIAL
GROSS          RATE      RATE         MINIMUM      MAXIMUM       INTEREST       ADJUSTMENT
MARGIN          CAP      CAP          RATE           RATE       ADJUSTMENT       FREQUENCY
 (%)            (%)      (%)           (%)           (%)          DATE         (IN MONTHS)


7.550          2.670     1.154        8.786         15.479         22               6

7.709          2.990     1.103        8.751         15.123         35               6




             LOAN GROUP IIB - ASSUMED MORTGAGE LOAN CHARACTERISTICS


                                     ORIGINAL     REMAINING     REMAINING
  CURRENT     MORTGAGE  SERVICING     TERM TO    AMORTIZATION      TERM
  BALANCE       RATE    FEE RATE *    MATURITY       TERM       TO MATURITY     INDEX
   ($)           (%)      (%)       (IN MONTHS)  (IN MONTHS)   (IN MONTHS)

280,608,636.19  9.043    0.538         360           358           358         6 Month LIBOR

144,391,363.81  8.953    0.525         360           358           358         6 Month LIBOR


                                                                  MONTHS
               INITIAL                                             TO
              PERIODIC   PERIODIC     LIFETIME     LIFETIME      INITIAL
GROSS          RATE      RATE         MINIMUM      MAXIMUM       INTEREST       ADJUSTMENT
MARGIN          CAP      CAP          RATE           RATE       ADJUSTMENT       FREQUENCY
 (%)            (%)      (%)           (%)           (%)          DATE         (IN MONTHS)

7.557          2.666     1.152        8.761         15.447         22              6

7.777          3.011     1.113        8.869         15.236         34              6


*Includes fees for Master Servicing and Subservicing.
________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                           GROUP II NET WAC CAP TABLE


(1)  Net WAC Cap = (Net Mortgage  Rate*) / (Collateral  balance) x (360/Actual #
     Days)
(2) Assumes no losses, 10% cleanup call, 28% CPR, and 1 month LIBOR, 6 month LIBOR remain constant at 1.86% and 1.96%, respectively.
(3)  Assumes 6-month LIBOR remains constant at 20.0% for the Net WAC Cap Stress.


* Net of Master Servicing, Subservicing and Certificate Insurer fees.

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                                   CLASS A-I-1

----------------------------------------------------------------------------------------------
 PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   100-00 Price       22.00        22.00        22.00         22.00       22.00      22.00
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     AVG LIFE         10.92        1.74          1.23          0.97        0.80       0.69
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
    FIRST PAY          2/02        2/02          2/02          2/02        2/02       2/02
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     LAST PAY          6/19        9/05          7/04         12/03        7/03       4/03
----------------------------------------------------------------------------------------------

                       PRICE/CBE YIELD TABLE (TO 10% CALL)
                                   CLASS A-I-2
----------------------------------------------------------------------------------------------
 PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   100-00 Price        4.50        4.44          4.40          4.37        4.33       4.30
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     AVG LIFE         18.82        4.13          2.77          2.10        1.68       1.40
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     DURATION         12.46        3.70          2.55          1.96        1.59       1.33
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
    FIRST PAY          6/19        9/05          7/04         12/03        7/03       4/03
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     LAST PAY          3/22        9/06          2/05          5/04       11/03       8/03
----------------------------------------------------------------------------------------------
                                   CLASS A-I-3
----------------------------------------------------------------------------------------------
 PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   100-00 Price        5.24        5.20          5.17          5.13        5.10       5.07
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     AVG LIFE         22.71        6.29          4.07          3.00        2.37       1.96
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     DURATION         13.01        5.22          3.58          2.71        2.18       1.82
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
    FIRST PAY          3/22        9/06          2/05          5/04       11/03       8/03
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     LAST PAY         12/26        10/10         4/07         11/05        1/05       6/04
----------------------------------------------------------------------------------------------
                                   CLASS A-I-4
----------------------------------------------------------------------------------------------
 PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   100-00 Price        6.10        6.08          6.06          6.04        6.01       5.99
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     AVG LIFE         26.38        11.61         7.34          5.00        3.81       3.05
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     DURATION         12.84        8.07          5.73          4.18        3.31       2.71
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
    FIRST PAY         12/26        10/10         4/07         11/05        1/05       6/04
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     LAST PAY         10/29        11/16         6/12          9/08       12/06      12/05
----------------------------------------------------------------------------------------------
                                   CLASS A-I-5
----------------------------------------------------------------------------------------------
 PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   100-00 Price        6.91        6.89          6.88          6.87        6.85       6.83
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     AVG LIFE         27.96        14.96        11.30          8.30        6.18       4.87
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     DURATION         12.12        9.09          7.64          6.14        4.88       4.01
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
    FIRST PAY         10/29        11/16         6/12          9/08       12/06      12/05
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     LAST PAY          1/30        1/17          6/13          8/10       10/08       7/07
----------------------------------------------------------------------------------------------
                                   CLASS A-I-6
----------------------------------------------------------------------------------------------
 PREPAYMENT SPEED       0%          50%          75%           100%        125%       150%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   100-00 Price        6.38        6.36          6.35          6.35        6.34       6.33
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     AVG LIFE         13.86        8.00          7.11          6.45        5.72       4.97
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     DURATION          8.72        5.99          5.48          5.09        4.63       4.13
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
    FIRST PAY          2/05        2/05          2/05          2/05        2/05       2/05
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
     LAST PAY          1/30        1/17          6/13          8/10       10/08       7/07
----------------------------------------------------------------------------------------------



________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

                                                    COMPUTATIONAL MATERIALS FOR
                                                     RASC SERIES 2002-KS1 TRUST
________________________________________________________________________________


                       DISCOUNT MARGIN TABLE (TO 10% CALL)
                                  CLASS A-II-1

-------------------------------------------------------------------------------------------
  PREPAYMENT         0%          50%           75%          100%        125%       150%
     SPEED
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 100-00 Price      29.00        29.00         29.00         29.00       29.00     29.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   AVG LIFE        20.41         5.36         3.56          2.60        2.00       1.60
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   LAST PAY        11/30         1/16         6/11          11/08       4/07       4/06
-------------------------------------------------------------------------------------------
                                  CLASS A-II-2
-------------------------------------------------------------------------------------------
  PREPAYMENT         0%          50%           75%          100%        125%       150%
     SPEED
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 100-00 Price      31.00        31.00         31.00         31.00       31.00     31.00
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   AVG LIFE        20.41         5.37         3.56          2.60        2.00       1.61
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   LAST PAY        11/30         1/16         6/11          11/08       4/07       4/06
-------------------------------------------------------------------------------------------
                       PRICE/CBE YIELD TABLE (TO MATURITY)
                                   CLASS A-I-5
-------------------------------------------------------------------------------------------
  PREPAYMENT         0%          50%           75%          100%        125%       150%
     SPEED
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 100-00 Price       6.91         6.95         6.95          6.96        6.94       6.90
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   AVG LIFE        28.52        18.77         14.08         10.58       7.77       5.70
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   DURATION        12.20        10.17         8.68          7.20        5.72       4.49
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   FIRST PAY       10/29        11/16         6/12          9/08        12/06     12/05
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   LAST PAY         5/31         6/29         1/25          2/20        11/16      4/14
-------------------------------------------------------------------------------------------
                                   CLASS A-I-6
-------------------------------------------------------------------------------------------
  PREPAYMENT         0%          50%           75%          100%        125%       150%
     SPEED
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 100-00 Price       6.38         6.36         6.35          6.35        6.34       6.34
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   AVG LIFE        13.86         8.02         7.15          6.58        6.17       5.88
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   DURATION         8.72         5.99         5.50          5.16        4.91       4.71
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   FIRST PAY        2/05         2/05         2/05          2/05        2/05       2/05
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   LAST PAY         3/31         1/29         6/24          9/19        9/16       2/14
-------------------------------------------------------------------------------------------
                       DISCOUNT MARGIN TABLE (TO MATURITY)
                                  CLASS A-II-1
-------------------------------------------------------------------------------------------
  PREPAYMENT         0%          50%           75%          100%        125%       150%
     SPEED
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 100-00 Price      29.05        30.57         30.92         31.11       31.20     31.14
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   AVG LIFE        20.46         5.77         3.87          2.83        2.19       1.75
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   LAST PAY        11/31         9/28         7/22          7/17        1/14       8/11
-------------------------------------------------------------------------------------------
                                  CLASS A-II-2
-------------------------------------------------------------------------------------------
  PREPAYMENT         0%          50%           75%          100%        125%       150%
     SPEED
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 100-00 Price      31.05        32.67         33.05         33.25       33.35     33.29
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   AVG LIFE        20.46         5.77         3.87          2.83        2.19       1.75
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   FIRST PAY        2/02         2/02         2/02          2/02        2/02       2/02
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
   LAST PAY        11/31         9/28         7/22          7/17        1/14       8/11
-------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by JP Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER